Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Consolidated Statements of Comprehensive Income
Net income	$ 3,414	$ 7,282	$ 8,599
Securities available for sale:
Unrealized loss on investment securities available-for-sale, net of tax	(23)	(972)	(800)
Adjustment for gain on sales of investment securities, net of tax	(3)	(373)	(5)
Defined benefit pension plans:
Net (loss) gain arising during the year, net of tax	(673)	(487)	3
Amortization of prior service cost included in net periodic pension cost, net of tax	56	49	12
Total other comprehensive loss	(643)	(1,783)	(790)
Total comprehensive income	$ 2,771	$ 5,494	$ 7,809